EXHIBIT 10.1

CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of April 6, 2004, between i2 Telecom International, Inc., a Washington corporation formerly known as Digital Data Networks, Inc. (“i2 Telecom”), and the undersigned holder (“Holder”) of shares of i2 Telecom’s preferred stock series A-1, no par value per share (the “Preferred Stock Series A-1”), and/or shares of i2 Telecom’s preferred stock series A-2, no par value per share (the “Preferred Stock Series A-2” and, together with the Preferred Stock Series A-1, the “Preferred Stock Series A”).

RECITALS

WHEREAS, the shares of Preferred Stock Series A-1 and Preferred Stock Series A-2 held by Holder are convertible into shares of i2 Telecom’s common stock, no par value per share (the “Common Stock”), at the option of Holder, pursuant to, and subject to the limitations set forth in, the Statement of Rights of Preferred Stock Series A-1 of i2 Telecom (“Series A-1 Statement of Rights”) and the Statement of Rights of Preferred Stock Series A-2 of i2 Telecom (“Series A-2 Statement of Rights” and, together with the Series A-1 Statement of Rights, the “Statements of Rights”), respectively;

WHEREAS, the shares of Preferred Stock Series A-1 and Preferred Stock Series A-2 are entitled to certain registration rights as set forth in the Series A-1 Statement of Rights and the Series A-2 Statement of Rights, respectively; and

WHEREAS, Holder and i2 Telecom desire to enter into this Agreement to provide for the conversion of all shares of the Preferred Stock Series A held by Holder in exchange for i2 Telecom granting certain additional registration rights to Holder;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Election to Convert.

a. Holder hereby elects to convert all shares of Preferred Stock Series A-1 and all shares of Preferred Stock Series A-2 held by Holder (if any) into shares of Common Stock in accordance with Section 8(a) of the Series A-1 Statement of Rights and the Series A-2 Statement of Rights, respectively.

b. The conversion of shares of Preferred Stock Series A contemplated hereby shall be effective upon the date on which i2 Telecom amends its articles of incorporation to increase the number of authorized shares of Common Stock to a number of shares sufficient to permit the conversion of all outstanding shares of Preferred Stock Series A, i2 Telecom’s preferred stock series B and i2 Telecom’s preferred stock series C (the “Effective Date”) .

c. In connection with the election made by Holder hereby, Holder is delivering with this executed Agreement (i) an executed conversion notice (“Conversion Notice”) which constitutes the written instructions which Holder is required to deliver to i2 Telecom pursuant to Section 8 of the applicable Statement of Rights in connection with the conversion of the shares of Preferred Stock Series A held by Holder and (ii) all certificates evidencing all shares of Preferred Stock Series A issued to Holder by i2 Telecom.

2. Consideration. As consideration for Holder’s election to convert all the shares of Preferred Stock Series A-1 and all the shares of Preferred Stock Series A-2 held by Holder as contemplated hereby, i2 Telecom hereby agrees to register with the Securities and Exchange Commission for the account of Holder 10% of the shares of the Common Stock issuable to Holder in connection with such conversion, with such registration rights having the same limitations, qualifications and restrictions as, and otherwise being identical in scope and all other respects to, the registration rights set forth in Section 9 of the Series A-1 Statement of Rights and Section 9 of the Series A-2 Statement of Rights, as applicable. Holder and i2 Telecom understand, acknowledge and agree that the registration rights granted hereby are in addition to the registration rights to which Holder is entitled pursuant to Section 9 of the Series A-1 Statement of Rights and Section 9 of the Series A-2 Statement of Rights, which provide for registration of 30% of the shares of Common Stock issuable upon the conversion of the shares of Preferred Stock Series A-1.

3. Issuance of shares of Common Stock. i2 Telecom shall cause to be issued and delivered to Holder a certificate representing the shares of Common Stock issuable upon conversion of the shares of the Preferred Stock Series A held by Holder being converted hereby as soon as practicable after the Effective Date.

4. Restricted Securities. Holder hereby understands, acknowledges and agrees that the shares of Common Stock issuable upon conversion of the shares of the Preferred Stock Series A held by Holder being converted hereby shall constitute “restricted securities” within the meaning of the Securities Act of 1933, as amended, and may only be disposed of in compliance with state and federal securities laws. The certificates representing such shares of Common Stock shall bear a legend to such effect.

5. Further Assurances. Each of Holder and i2 Telecom agrees that it will make, execute and deliver any and all such other instruments, instructions and documents and will do and perform any and all such further acts as shall become necessary, proper or convenient to carry out or effectuate the respective covenants, promises and undertakings set forth herein.

6. Enforceability. If and to the extent any provision herein is held invalid or unenforceable at law, then such provision will be deemed stricken from this Agreement and the remainder of the Agreement will continue in effect and be valid and enforceable to the fullest extent permitted by law.

7. Governing Law. This Agreement shall be deemed executed in the State of Florida and is to be governed by and construed under Florida law, without regard to its choice of law provisions.

8. Entire Agreement. This Agreement (along with the Conversion Notice and the Statements of Rights) is the entire agreement between Holder and i2 Telecom and may not be modified or amended except by a written instrument signed by each of Holder and i2 Telecom. Each of Holder and i2 Telecom has read this Agreement, understands it and agrees to be bound by its terms and conditions. There are no understandings with respect to the subject matter hereof, express or implied, that are not stated herein. This Agreement may be executed in counterparts, and signatures exchanged by facsimile or other electronic means are effective for all purposes hereunder to the same extent as original signatures.

IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement or caused this Agreement to be executed and delivered by its duly authorized representative, all as of the day and year first written above.

HOLDER:	i2 TELECOM INTERNATIONAL, INC.

Signature:	By:
Paul R. Arena
Print	Its:	Chief Executive Officer
Name:

Title:

(if Holder is not a Natural Person)

CONVERSION NOTICE

Reference is made to that certain Conversion Agreement dated as of April 6, 2004 (the “Conversion Agreement”), between the undersigned (“Holder”) and i2 Telecom International, Inc., a Washington corporation (“i2 Telecom”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Conversion Agreement.

Holder hereby elects to convert, as of the Effective Date, all shares of Preferred Stock Series A-1 and Preferred Stock Series A-2 held by Holder (if any) into shares of Common Stock in accordance with the terms of the Conversion Agreement and the Series A-1 Statement of Rights and the Series A-2 Statement of Rights, respectively. Such shares of Common Stock issuable in connection with this Conversion Notice and the Conversion Agreement (the “Shares”) shall be issued in the name of the Holder, and certificates representing the Shares shall delivered to the address of Holder as such information appears on the preferred stock register maintained by i2 Telecom. Holder is also delivering herewith all certificates representing the shares of Preferred Stock Series A which have been issued to Holder by i2 Telecom and are being converted hereby.

Holder hereby represents and warrants to i2 Telecom that Holder is an “accredited investor” under Rule 501(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Holder hereby covenants and agrees that Holder (i) will not sell or otherwise dispose of the Shares except pursuant to an effective registration statement (the “Registration Statement”) under the Securities Act, (ii) will sell the Shares only in accordance with the Plan of Distribution set forth in the prospectus forming a part of the Registration Statement (the (“Prospectus”), (iii) will comply with the requirements of the Securities Act when selling or otherwise disposing of the Shares, including, but not limited to, the prospectus delivery requirements of the Securities Act, (iv) will not sell or otherwise dispose of any certificates representing the Shares, upon notice from i2 Telecom that the Prospectus may not be used for the sale of the Shares.

HOLDER:

Signature:

Print Name:

Title:
(if Holder is not a Natural Person)